

ChromaDex
Earnings Conference Call
Fourth Quarter 2019

Rob Fried
Chief Executive Officer

Frank Jaksch
Co-Founder / Executive Chairman

Kevin Farr
Chief Financial Officer

SAFE HARBOR STATEMENT

This presentation and other written or oral statements made from time to time by representatives of ChromaDex contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements reflect the current view about future events. Statements that are not historical in nature, such as 2020 financial outlook, and which may be identified by the use of words like "expects," "assumes," "projects," "anticipates," "estimates," "we believe," "could be," "future" or the negative of these terms and other words of similar meaning, are forward-looking statements. Such statements include, but are not limited to, statements contained in this presentation relating to our expected sales, cash flows and financial performance, business, business strategy, expansion, growth, products and services we may offer in the future and the timing of their development, sales and marketing strategy and capital outlook. Forward-looking statements are based on management's current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expressed. We caution you therefore against relying on any of these forward-looking statements. These risks and uncertainties include those risk factors discussed in Part I, "Item 1A. Risk Factors" of our Annual Report on Form 10-K for the year ended December 31, 2019, filed with the Commission on March 10, 2020. Any forward-looking statements are qualified in their entirety by reference to the factors discussed in these filings with the Commission. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Important factors that could cause actual results to differ materially from those in the forward looking statements include: a decline in general economic conditions nationally and internationally; decreased demand for our products and services; market acceptance of our products; the ability to protect our intellectual property rights; impact of any litigation or infringement actions brought against us; competition from other providers and products; risks in product development; inability to raise capital to fund continuing operations; changes in government regulation; and the ability to complete customer transactions and capital raising transactions.

Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

About Non-GAAP Financial Measures

ChromaDex's non-GAAP financial measures exclude interest, income tax, depreciation, amortization, non-cash share-based compensation costs, severance and restructuring expense, bad debt expense related to Elysium Health and total legal expense for adjusted EBITDA excluding total legal expense. ChromaDex used these non-GAAP measures when evaluating its financial results as well as for internal resource management, planning and forecasting purposes. These non-GAAP measures should not be viewed in isolation from or as a substitute for ChromaDex's financial results in accordance with GAAP.

FDA Disclaimer

Statements made in this presentation have not been evaluated by the Food and Drug Administration. ChromaDex products are not intended to diagnose, treat, cure, or prevent any disease. The statements in this presentation are for investor relations and educational purposes only and not intended for consumers or vendors.

Q4 2019 Takeaways

- **Grew total net sales to $13.1 million in Q4 2019 (+44% YoY, +9% versus Q3 2019)**
- **Demonstrated continued progress building TRU NIAGEN into a global brand with top-line momentum**
  - TRU NIAGEN net sales of $10.2 million in Q4 2019 (+57% YoY)
  - Continued sequential growth in TRU NIAGEN net sales (+4% in Q4 2019 vs Q3 2019)
- **Gross margin improvement driven by TRU NIAGEN (+510bps YoY, +100bps versus Q3 2019)**
  - Gross margin of 57.0% in Q4 2019 versus 56.0% in Q3 2019 driven by favorable mix and benefit of product cost savings initiatives
- **Marketing efficiency improved (1,230bps YoY) primarily driven by TRU NIAGEN business**
  - Selling, marketing & advertising expense of 39.0% of net sales in Q4 2019 compared to 38.4% in Q3 2019, and 51.4% in Q4 2018
  - Q4 2019 included investments in our *TRU Believer* brand campaign and international PR campaigns
- **General and administrative expense (G&A), excluding the $2.2 million bad debt expense, was $7.9 million, roughly flat sequentially and higher by $0.9 million YoY. G&A was $10.1 million as reported.**
  - The determination to write-off the $2.2 million receivable from Elysium reflects conservative accounting treatment and does not impact our litigation strategy or our assessment of the potential return on our investment in all three cases
- **Operating loss excluding bad debt expense was $6.7 million, up $1.6 million YoY. Operating loss was $8.9 million as reported.**
- **Adjusted EBITDA excluding legal expense was a loss of ($2.1) million, a $1.8 million improvement YoY**
- **Exceeded 2019 financial outlook on all key metrics, excluding bad debt**
- **Steady progress executing on our core objectives:**
  - Build the Brand – Secured partnership with leading health and beauty retailer to launch in over 200 U.K. stores and expanded distribution rights with Matakana in Australia
  - Own the Science – Three new clinical studies registered to study NR and approximately ten new external research partnerships signed.
  - Focus on Fundamentals – Received regulatory approvals in the EU and Australia. Executed on strategic cost savings initiatives.
- **Remain committed to achieving cash flow break-even while making investments to drive long-term growth**

Steady strategic progress with key financial metrics moving in the right direction

FY 2019 Takeaways

- **Grew total net sales to $46.3 million in 2019 (+47% versus 2018)**
- **Expanded TRU NIAGEN business globally with retail and e-commerce launches in Canada, and cross border launches on TMall in China and Amazon in Japan**
    - TRU NIAGEN net sales of $36.1 million in 2019 (+96% YoY)
- **Gross margin improvement driven by TRU NIAGEN (+480bps versus 2018)**
    - Gross margin of 55.7% in 2019 versus 50.9% in 2018 driven by favorable mix with growing TRU NIAGEN e-commerce business
- **Marketing efficiency improved (+1,310bps versus 2018) primarily driven by TRU NIAGEN business and overall scale**
    - Selling, marketing & advertising expense of 39.4% of net sales in 2019 compared to 52.4% in 2018
    - Strong returning customer growth, while investing in initiatives to drive new customer growth
- **General and administrative expense (G&A), excluding the $2.2 million bad debt expense, was $32.1 million, higher by $4.9 million versus 2018. G&A was $34.3 million as reported.**
    - Higher royalties resulting from growth in TRU NIAGEN business, as well as investments in process improvement initiatives
    - Investments in key personnel to scale the business
    - Implementation of a new ERP system that will drive efficiencies in 2020 and beyond
- **Operating loss excluding bad debt expense was $29.1 million, a $4.1 million improvement versus 2018. Operating loss was $31.3 million as reported.**
- **Adjusted EBITDA excluding legal expense was a loss of ($8.8) million, a $7.4 million improvement versus 2018**
- **Achieved regulatory milestones with approvals in Europe and Australia**
- **Built upon strong foundation of science with 15 new research collaborations. Three clinical studies and nine preclinical studies on NIAGEN were published in peer-reviewed journals.**

Continue to make great progress against our financial and strategic goals by achieving commercial, regulatory, and scientific milestones

Build a Global Brand



CANADA(a)
Amazon
Truniagen.ca
Selected Retailers
April 2019
UK(b)
Amazon
Retail Partner
2020
CHINA
Truniagen.cn
Tmall
JAPAN
Amazon
HONG KONG
Watsons
September 2017
SINGAPORE
Watsons
January 2018
AUSTRALIA
Matakana Superfoods
March 2020
NEW ZEALAND
Matakana Superfoods
September 2018
Retail
Cross border

Global expansion continues with TRU NIAGEN® launching in the U.K. and Australia in early 2020

a) TRU NIAGEN® was launched on www.truniagen.ca and to health care practitioners at Fullscript Canada in December 2018. It was previously sold on www.amazon.ca. Expanded to Showcase Canada and WELL Health in April 2019 and Whole Foods Market Ontario in July 2019.

b) TRU NIAGEN was launched on Amazon U.K. in June 2018. Launching TRU NIAGEN with a leading health and beauty retailer in 2020.

Management Team

Rob Fried – *Chief Executive Officer*
Board member since 2015, President, CEO & Director of Ideation Acquisition Corp. 2007-2009, Founder & CEO of Spiritclips LLC 2007-2017 (acquired by Hallmark Cards Inc. in 2012), and Academy Award and Emmy Award winning motion picture producer

Frank Jaksch - *Executive Chairman*
Co-founded ChromaDex in 2000

Kevin Farr – *CFO*
Former CFO, Mattel, Inc, 2000-2017
PriceWaterhouse, 10 years, CPA

Megan Jordan – *CCO & SVP of Global Marketing*
Former SVP of Global Corporate Communications, Herbalife Nutrition 2015-2018

Dr. Andrew Shao – *SVP Global Regulatory & Scientific Affairs*
Over two decades of experience in global nutrition industry
Amway, Herbalife Nutrition & Council for Responsible Nutrition

Mark Friedman – *General Counsel, Corporate Secretary*
Former EVP & General Counsel, Herbalife 2013-2018

Ben Shichman – *Chief Technology Officer*
Over 25 years of experience fast growing software and e-Commerce companies

Alberto Bottene – *SVP of Sales and Business Development*
Over 30 years of global business development in health, beauty and supplements industry

David S. Kroes – *SVP of People Matter(s)*
Over 20 years of People Matter(s) leadership across multiple industries, ranging from start-ups to large global companies

Scientific Advisory Board



Charles Brenner, Ph.D.
Head of Biochemistry
University of Iowa

World's Foremost Authority on NAD Metabolism



Roger Kornberg, Ph.D.
Chairman
Professor of Structural Biology
Stanford University

Nobel Prize Winner, Chemistry, 2006



Rudolph Tanzi, Ph.D.
Kennedy Professor of Neurology
Harvard University

Leading Alzheimer's Researcher, TIME 100 Most Influential 2015



Dr. Bruce German
Chairman of Food, Nutrition, & Health
University of California, Davis

Leader in Food, Nutrition, & Wellness Innovation



Dr. Rob Beudeker
VP of Innovation
DSM

Leads innovation program for Human Nutrition and Health at DSM



Professor Sir John Walker, Ph.D.
Emeritus Director, MRC Mitochondrial Biology
University of Cambridge

Nobel Prize Winner, Chemistry, 1997



Brunie H. Felding, Ph.D.
Associate Professor of Molecular Medicine
Scripps Research Institute

Renowned Breast Cancer Researcher focused on NAD+ supplementation


Scientific Update

Science Continues to Expand

- **39 human studies on nicotinamide riboside in various stages on clinicaltrials.gov[1]**
- **Three new clinical studies since prior update :**
  - Virginia Commonwealth University (November 2019)
    - Examining whether the use of antioxidant supplements impacts exercise intolerance individuals with cystic fibrosis
    - Comparing the use of NR and resveratrol in both cystic fibrosis patients and healthy individuals
  - Children's Hospital of Philadelphia and the National Institutes of Health (December 2019)
    - Measuring the effect of combining NR and exercise in aerobic capacity in Friedreich's Ataxia
    - Secondary objective is to measure the effect of NR and exercise in glucose homeostasis in this population
    - Glucose homeostasis is of critical importance for human health due to the importance of glucose as a source of energy
  - National Heart, Lung and Blood Institute at the NIH (February 2020)
    - Investigating whether NR supplementation can improve immune system function in the blood and skin of people with mild to moderate Psoriasis, which causes chronic inflammation in the body
- **~185 MTAs for NIAGEN signed with research institutes and universities around the world**

(1) Seven studies registered to test NR in combination with other ingredients, for a total of 46 (as of March 4, 2020)

Recent Peer-Reviewed Publications

- ***Aging and Mechanisms of Disease*, member of *Nature Partner Journals*** – Okur et al., 2020 – *"Short-term NAD+ supplementation prevents hearing loss in mouse models of Cockayne syndrome" – Jan. 2020*
  - Demonstrated a dose-dependent reduction of hearing loss from NAD supplementation in mice by aiding auditory interpretation and neurotransmission of sounds to the brain
  - Results reinforce early preclinical findings, which suggest NR may help in delaying or reducing age-related hearing loss
  - Hearing loss experienced by Cockayne syndrome patients is similar to the sensorineural age-related hearing loss, or ARH that is experienced by approximately one in three adults between ages 65 and 74 years old
  - NR supplementation represents an interesting area of future research in humans since no preventative measures are available today


TRU
NIAGEN
300mg

Financial Highlights

Q4 2019 Net Sales Mix



Q4 2018
e-Commerce
57%
$9.1 MM
Other Ingredients
5%
NIAGEN Ingredient
11%
Analytical Reference Standards & Services (1)
13%
Watson's & International
14%



Q4 2019
e-Commerce
60%
$13.1MM
Watson's & International
17%
NIAGEN Ingredient
15%
Analytical Reference Standards & Services (1)
7%
Other Ingredients
1%

- **TRU NIAGEN** net sales increased to **78% of net sales** in Q4 2019 compared to 71% in Q4 2018[2]
- **NIAGEN-related** net sales increased to **93% of net sales** in Q4 2019 compared to 82% in Q4 2018[3]

Successful transformation into a consumer-focused company with flagship product, TRU NIAGEN

(1) Analytical Reference Standards and Services previously reported as Core
(2) TRU NIAGEN net sales include e-Commerce, Watson's/Other B2B
(3) NIAGEN-related sales include TRU NIAGEN and NIAGEN ingredient

Q4 2019 Net Sales

Q4 2019 Net Sales
($ in millions)



e-Commerce
7.9
Watson's & International
2.3
TRU NIAGEN
$10.2
NIAGEN Ingredient
2.0
Analytical Reference Standards & Services (1)
0.9
Other Ingredients
0.1

Growth Rates

	YoY % (vs Q4 2018)	QoQ % (vs Q3 2019)
e-Commerce	+52%	+11%
Watson's & International	+80%	-13%
NIAGEN Ingredient	+103%	+167%
Analytical Reference Standards & Services (1)	-25%	-21%
Other Ingredients	-76%	-77%
Total	+44%	+9%

Continued strong growth in TRU NIAGEN sales and NIAGEN ingredient sales, partially offset by lower sales in legacy businesses, including the divestiture of Spherix Regulatory Consulting business, and other ingredients.

(1) Analytical Reference Standards and Services previously reported as Core

FY 2019 Net Sales


FY 2019 Net Sales
($ in millions)
e-Commerce
27.5
Watson's & International
8.6
NIAGEN Ingredients
4.9
Analytical Reference Standards & Services (1)
4.0
Other Ingredients
1.3
TRU NIAGEN
$36.1

Growth Rates YoY %
(vs FY 2018)

Segment	Growth Rates YoY % (vs FY 2018)
e-Commerce	+84%
Watson's & International	+146%
NIAGEN Ingredients	-6%
Analytical Reference Standards & Services (1)	-11%
Other Ingredients	-61%
Total	+47%

e-Commerce and Watson's continues to grow significantly, partially offset by expected lower ingredient sales and legacy businesses, including the divestiture of Spherix Regulatory Consulting business in Q4 2019.

(1) Analytical Reference Standards and Services previously reported as Core

Q4 2019 vs Q3 2019 Key P&L Metrics

(in thousands)	Q4 2019	Q3 2019	Notes
Net Sales	**$ 13,089**	**$ 12,053**	TRU NIAGEN business up 4% with growth in U.S. e-commerce and international cross border platforms, partially offset by slightly lower Watsons sales
Gross Profit	**7,465**	**6,749**	Up 100bps driven by favorable mix with growing TRU NIAGEN e-commerce business and product cost savings initiatives
% of Net Sales	*57.0%*	*56.0%*	
Selling and Marketing	5,108	4,626	Slight decline in marketing efficiency due to investment in initiatives to drive new customer growth and international PR campaigns
% of Net Sales	*39.0%*	*38.4%*	
Research and Development	1,139	1,044	Slight increase due to strategic R&D investments
General and Administrative[1]	10,078	7,967	Excluding legal fees, bad debt expense[1], and equity compensation expense, G&A was up by $0.6MM
Other	0	0	No expenses this quarter
Total Operating Expense	**16,325**	**13,637**	Primarily driven by higher SG&A expenses, including $2.2 million of non cash bad debt expense[1]
Operating Loss	**$ (8,860)**	**$ (7,202)**	Operating loss excluding bad debt expense improved by $0.3MM, driven by higher sales and gross margins

(1) Q4 2019 includes $2.2 million of bad debt expense related to the write-off of Elysium accounts receivable.

ChromaDex TRU NIAGEN

Q4 2019 vs Q4 2018 Key P&L Metrics

(in thousands)	Q4 2019	Q4 2018	Notes
Net Sales	**$ 13,089**	**$ 9,067**	TRU NIAGEN business up 57% with diversified growth across U.S. e-commerce, Watson's, and international cross border platforms (TMall, Amazon)
Gross Profit *% of Net Sales*	**7,465** *57.0%*	**4,711** *52.0%*	Up 510bps driven by favorable mix with growing TRU NIAGEN e-commerce business and product cost savings initiatives
Selling and Marketing *% of Net Sales*	5,108 *39.0%*	4,658 *51.4%*	Marketing efficiency improved by 1,230bps driven by TRU NIAGEN business and overall scale. Invested in initiatives to drive new customer growth.
Research and Development	1,139	1,275	Down slightly year-over-year with focused R&D investments
General and Administrative(1)	10,078	6,943	Excluding legal fees, bad debt expense(1), and equity compensation expense, G&A was up by $1.2MM
Other	0	75	Miscellaneous expense in Q4 2018
Total Operating Expense	**16,325**	**12,951**	Primarily driven by higher SG&A expenses, including $2.2 million of non cash bad debt expense(1)
Operating Loss	**$ (8,860)**	**$ (8,240)**	Operating loss excluding bad debt expense improved by $1.6MM, driven by higher sales

(1) Q4 2019 includes $2.2 million of bad debt expense related to the write-off of Elysium accounts receivable.

Q4 2019 Operating Loss vs Q4 2018


(in millions)
-$4.1MM
+$3.4MM
(6.0)
(7.0)
(8.0)
(9.0)
(10.0)
(11.0)
(12.0)
(13.0)
(14.0)
(8.2)
(2.2)
(0.9)
(0.5)
(0.3)
(0.2)
0.1
0.5
0.7
2.1
(8.9)
Q4 FY18 Actual Operating Loss
Elysium Bad Debt
Other G+A
Sales & Marketing
Royalties
Legal
R+D Decrease
Equity Comp (G+A)
Gross Margin Improvement
Volume
Q4 FY19 Operating Loss

Adjusted EBITDA Summary

ChromaDex Corporation and Subsidiaries
Reconciliation of Non-GAAP Financial Measures
(In thousands)

	Three months ended							
	Mar. 31, 2018	Jun. 30, 2018	Sep. 30, 2018	Dec. 31, 2018	Mar. 31, 2019	Jun. 30, 2019	Sep. 30, 2019	**Dec. 31, 2019**
Net loss, as reported[(1)]	$ (8,443)	$ (8,050)	$ (8,605)	$ (8,218)	$ (8,337)	$ (7,755)	$ (7,202)	**$ (8,853)**
Adjustments:								
Interest (income) expense	44	48	9	(22)	(35)	575	314	**(7)**
Depreciation	121	146	169	171	173	190	196	**203**
Amortization of intangibles	58	58	59	60	61	61	62	**62**
Amortization of right of use assets	-	-	-	-	138	141	144	**92**
Share-based compensation	1,258	1,811	1,317	1,985	2,029	1,759	1,687	**1,697**
Severance and restructuring	-	-	-	-	-	-	-	**200**
Elysium-related bad debt expense	-	-	-	-	-	-	-	**2,233**
Adjusted EBITDA	$ (6,962)	$ (5,987)	$ (7,051)	$ (6,024)	$ (5,971)	$ (5,029)	$ (4,799)	**$ (4,373)**
Total legal expense	2,973	2,079	2,723	2,045	3,250	2,926	2,944	**2,226**
Adjusted EBITDA excluding total legal expense	$ (3,989)	$ (3,908)	$ (4,328)	$ (3,979)	$ (2,721)	$ (2,103)	$ (1,855)	**$ (2,147)**

Q4 2019 Adjusted EBITDA excluding legal expenses of ($2.1) million, a slight decline sequentially driven by higher sales and gross margins, offset by planned investments in selling, marketing and R&D. Reflects an improvement of $1.8 million YoY.

(1) Q4 2019 includes $2.2 million of bad debt expense related to the write-off of Elysium accounts receivable.

FY 2019 vs FY 2018 Key P&L Metrics

(in thousands)	FY 2019	FY 2018	Notes
Net Sales	**$46,291**	**$31,557**	Total net sales up 47%. TRU NIAGEN business up 96% with diversified growth across U.S. e-commerce, Watson's, and international cross border platforms.
Gross Profit *% of Net Sales*	**25,769** *55.7%*	**16,055** *50.9%*	Up 480bps driven by favorable mix with growing TRU NIAGEN e-commerce business
Selling and Marketing *% of Net Sales*	18,216 *39.4%*	16,537 *52.4%*	Marketing efficiency improved by 1,310bps driven by TRU NIAGEN business and overall scale. Invested in initiatives to drive new customer growth.
Research and Development	4,420	5,478	Down year-over-year with focused R&D investments
General and Administrative(1)	34,308	27,137	Excluding legal fees, bad debt expense(1), and equity compensation expense, G&A was up by $3.2MM
Other	125	75	Miscellaneous expense
Total Operating Expense	**57,069**	**49,227**	Primarily driven by higher SG&A expenses, including $2.2 million of non cash bad debt expense(1)
Operating Loss	**$ (31,300)**	**$ (33,172)**	Operating loss excluding bad debt expense improved by $4.1MM, driven by higher sales and gross margins

(1) Q4 2019 includes $2.2 million of bad debt expense related to the write-off of Elysium accounts receivable.

Adjusted EBITDA 2018 vs 2019

ChromaDex Corporation and Subsidiaries
Reconciliation of Non-GAAP Financial Measures
(In thousands)

	Year ended		Year over Year
	Dec. 31, 2018	**Dec. 31, 2019**	Change
Net loss, as reported[(1)]	$ (33,316)	**$ (32,147)**	$ 1,169
Adjustments:			
Interest (income) expense	79	**847**	768
Depreciation	607	**762**	155
Amortization of intangibles	235	**246**	11
Amortization of right of use assets	-	**515**	515
Share-based compensation	6,371	**7,172**	801
Severance and restructuring	-	**200**	200
Bad debt expense	-	**2,233**	2,233
Adjusted EBITDA	$ (26,024)	**$ (20,172)**	$ 5,852
Total legal expense	9,820	**11,346**	1,526
Adjusted EBITDA excluding total legal expense	$ (16,204)	**$ (8,826)**	$ 7,378

2019 Adjusted EBITDA excluding legal expense was a loss of ($8.8) million, a $7.4 million improvement YoY. The YoY improvement was driven by higher sales and gross margins.

(1) 2019 includes $2.2 million of bad debt expense related to the write-off of Elysium accounts receivable.

Quarterly Balance Sheet Highlights

(in thousands)	12/31/18	3/31/19	6/30/19	9/30/19	12/31/19	Key Drivers
Cash	**$ 22,616**	$ 19,327	$ 19,760	$18,879	**$ 18,812**	Cash used in operations to grow the business. Includes $17 million from capital raise.
Inventory	**8,249**	8,670	10,714	9,820	**11,535**	Investments to support growth
Accounts Receivable(1)	**4,415**	5,382	5,792	6,042	**2,175**	Includes non-cash write-off of Elysium accounts receivable of $2.2 million in Q4 2019
Accrued Liabilities	**4,444**	4,592	3,643	3,693	**4,415**	Essentially flat YoY
Accounts Payable	**9,548**	9,753	9,323	6,168	**9,626**	Driven by changes in inventory, advertising and legal expense
Equity	**27,178**	20,977	15,145	27,142	**20,445**	Driven by net loss and $17 million capital raise

Invested in future growth, tightly managed working capital

(1) Periods between 12/31/2018 to 9/30/2019 include $2.2 million of receivables due from Elysium. During Q4 2019, the $2.2 million of receivables due from Elysium was written off.

Quarterly Cash Flow Highlights

(in thousands)	FY 2018	3/31/19	6/30/19	9/30/19	12/31/19	FY 2019
Net Loss	$(33,316)	$ (8,337)	$ (7,755)	$ (7,202)	$ (8,853)[4]	$ (32,147)
Working Capital	5,059	2,888[1]	(3,969)	(2,943)	3,956	(68)
Cash From / (Used For) Operations	**20,908**	**(3,048)[1]**	**(9,021)**	**(7,760)**	**(610)**	**(20,439)**
Cash From / (Used For) Investing	(1,775)	(296)	(69)	(156)	272	(249)
Cash From / (Used For) Financing	(90)	55	9,524[2]	7,035[3]	271	16,884
Net Increase / (Decrease) in Cash	**$(22,773)**	**$ (3,289)**	**$ 433**	**$ (881)**	**$ (67)**	**$ (3,804)**
Ending Cash Balance	**$22,616**	**$ 19,327**	**$ 19,760**	**$18,879**	**$18,812**	**$18,812**

As expected, working capital was a source of cash in Q4 2019 since we built inventory early and had lower legal expense

(1) Includes $4 million deferred revenue related to the upfront payment from Nestlé
(2) Includes $10 million issuance of convertible notes, net of $545,000 of issuance costs
(3) Includes $7 million issuance of convertible notes, net of $61,000 of issuance costs
(4) Net loss includes $2.2 million write-off of receivables from Elysium.

2019 Full Year Guidance Recap

(in thousands)	2018 Actual	2019 Guidance	2019 Actual	Comments	Achieved?
Net Sales	$ 31,557	**Continued growth in sales of TRU NIAGEN**	**$46,291**	Total net sales grew by **+47%** and TRU NIAGEN net sales grew by **+96%** year-over-year	✓
Gross Margin % (as a % of net sales)	50.9%	**Continued improvement**	**55.7%**	Improved by **+480bps** year-over-year	✓
Selling, Marketing & Advertising	16,537	**Up $1-2 million in absolute dollars and down significantly as a % of net sales**	**18,216**	Up **+$1.7 million** and down **-1,310bps** as a % of net sales year-over-year	✓
(as a % of net sales)	52.4%		**39.4%**		
General & Administrative(1)	27,137 86.0%	**Up $5 million in absolute dollars and down significantly as a % of net sales**	**32,075** **74.1%**	Up **+$4.9 million** and down **-1,670bps** as a % of net sales year-over-year	✓

Exceeded guidance across all metrics excluding bad debt expense

ChromaDex. TRU NIAGEN

(1) FY 2019 excludes $2.2 million of bad debt expense related to the write-off of Elysium accounts receivable.

2020 Financial Outlook

(in thousands)	2018 Actual	2019 Actual	2020 Outlook	Key Drivers
Net Sales	$31,557	$46,291	Strong growth in top-line, with moderate impact from coronavirus in Q1 2020	U.S. e-Commerce, new international markets, such as the U.K. and Australia, and new platforms, such as Persona Nutrition
Gross Margin % (as a % of net sales)	50.9%	55.7%	Continued improvement	Increased TRU NIAGEN e-Commerce sales, savings from product design changes implemented in late 2019, and additional supply chain cost savings initiatives in 2020
Selling, Marketing & Advertising (as a % of net sales)	52.4%	39.4%	Up $3-5 million in absolute dollars and down as a % of net sales	Strong growth from returning customers, investments in brand awareness and new market launches
General & Administrative(1)	$17,317	$20,529	Up $1-2 million in absolute dollars and down as a % of net sales	Investments in key personnel to scale the business in 2H 2019 adding to baseline. Outlook does not include severance & restructuring of ~$700K in Q1 2020.
Adjusted EBITDA excluding legal	$(16,204)	$(8,826)	Continued improvement	Higher sales and gross margins, partially offset by investments to scale the business

Investing for growth in 2020 while improving Adjusted EBITDA excluding legal

(1) Excludes severance and restructuring expense, legal expense and Elysium-related bad debt expense (see details on slide 20). As reported, G&A was $27,137 in 2018 and $34,308 in 2019.

Cash Flow Break-even Framework

	Q2 2019 Framework[(1)]	Comments
Net Sales	~$17 million to ~$19 million	• U.S. e-Commerce marketing efficiency • Watson's international business • Acceleration in cross border launches • Successful launch with Nestlé • New business opportunities (e.g. Sports, HCP)
Gross Margin % (as a % of net sales)	Around 60%	• Increased sales of TRU NIAGEN in e-Commerce business • Supply chain cost savings ramping in 2020
Total Operating Expense **Cash Operating Expense**[(2)]	~$13 million ~$11 million	• Reflects current quarterly operating expense, which includes elevated legal spending today • Litigation expense should decline over time allowing for reinvestment in other areas
Adjusted EBITDA (Including Legal Expense)	Break-even	• Excludes the impact of working capital, which is currently a use of cash due to growth • Over time, cash flow from operations should be self-funding as we achieve greater scale

Overall framework is unchanged. Total operating expenses likely higher near-term driven by ongoing litigation expense. Executing supply chain cost savings initiatives to deliver slightly better than 60% gross margins to help offset this higher litigation expense.

(1) Communicated on the Q2 2019 earnings conference call
(2) Cash operating expense excludes equity compensation, depreciation and amortization

Appendix


TRU NIAGEN
Energy & Repair*
Clinically proven to increase NAD
and fuels the body's energy engines*

2018 – 2019 YTD Net Sales Summary

(In millions)

Description	2018 Q1	2018 Q2	2018 Q3	2018 Q4	2018 FY	2019 Q1	2019 Q2	2019 Q3	2019 Q4	2019 FY
Ecommerce (a)	1.8	3.5	4.4	5.2	15.0	5.9	6.5	7.1	7.9	27.5
Watsons	0.8	0.3	0.7	1.2	2.9	1.3	1.9	2.3	1.9	7.3
International / Other (b)	0.4	0.0	0.1	0.1	0.6	0.3	0.3	0.3	0.4	1.3
Total TRU NIAGEN	***3.0***	***3.7***	***5.2***	***6.5***	***18.5***	***7.5***	***8.7***	***9.7***	***10.2***	***36.1***
NIAGEN Ingredient	1.3	1.9	1.0	1.0	5.2	1.1	1.1	0.7	2.0	4.9
NIAGEN Related Revenues	***4.3***	***5.7***	***6.2***	***7.4***	***23.6***	***8.6***	***9.8***	***10.5***	***12.1***	***41.0***
Other Ingredients	1.1	0.9	0.9	0.5	3.4	0.4	0.3	0.5	0.1	1.3
Analytical Reference Standards & Services	1.2	1.2	1.0	1.1	4.5	1.1	1.0	1.1	0.9	4.0
Total Net Sales	***6.6***	***7.8***	***8.1***	***9.1***	***31.6***	***10.0***	***11.1***	***12.1***	***13.1***	***46.3***
TRU NIAGEN as % of Total Net Sales	***46%***	***48%***	***64%***	***71%***	***58%***	***74%***	***79%***	***81%***	***78%***	***78%***
NIAGEN Related Revenues as % of Total Net Sales	***65%***	***73%***	***77%***	***82%***	***75%***	***85%***	***88%***	***87%***	***93%***	***88%***
YOY Growth Rate - Net Sales										
Total Company	95%	85%	33%	20%	49%	53%	42%	48%	44%	47%
NIAGEN Related	337%	168%	40%	31%	79%	99%	73%	68%	63%	73%
Total TRU NIAGEN	NA	2528%	97%	143%	238%	146%	134%	86%	57%	96%
Sequential Growth Rate - Net Sales										
Total Company	-13%	19%	4%	12%		11%	10%	9%	9%	
NIAGEN Related	-24%	32%	10%	19%		15%	15%	6%	16%	
Total TRU NIAGEN	14%	23%	40%	24%		15%	17%	11%	4%	

NR has reached the significant milestone of 46 registered human studies[(1)]

Preclinical Research

More than 100 preclinical peer-reviewed studies have been published investigating the science behind NIAGEN®

Human Studies

46 studies are currently registered on clinicaltrials.gov

At least 7 more are in planning and not yet registered

Clinical Health Outcomes

5 published clinical studies of NIAGEN® led the way

New studies are now examining clinically relevant health outcomes

(1) There are 46 ongoing, completed, and published clinical studies currently registered on clinicaltrials.gov to investigate the pharmacokinetics and therapeutic effects of NR alone or in combination with other ingredients. 39 of these use NR only. Clinicaltrials.gov also includes one niacin study for a total of 47 under the search term "nicotinamide riboside." (As of March 4, 2020)

Most prominent human clinical research areas for Niagen® are neurological, cardiovascular, and metabolic health

	NEUROLOGICAL	CARDIOVASCULAR	METABOLIC	OTHER
Human Studies	**35 %**	**30 %**	**10 %**	**25 %**
Conditions Studied	- Parkinson disease - Mild cognitive impairment - Neuropathies - Mild concussion - Ataxia telangiectasia	- Heart failure - Hypertension - Arterial stiffness - Vascular function	- Type 2 diabetes (Insulin sensitivity) - Weight loss - Altered glucose and lipid metabolism - Non-alcoholic fatty liver	- Immunity/Inflammation - Aging - Chronic kidney disease - Sarcopenia - Cystic fibrosis

Note: Based on Niagen® NR trials listed on clinicaltrials.gov and ChromaDex Material Transfer Agreements – studies in progress or in planning.

Nestle Supply and License Agreement

Market Size – 2018 Est.



~$2.0Bil
61%
39%

- Few major players
- Nestlé Health Science has a significant share



~$16Bil
76%
24%

- Few major players
- Nestlé Health Science has a significant share

Key Terms of the Agreement

- **Upfront payment:** $4MM
  - Cash received in Q1 2019
  - Amortized as revenue over slightly more than 4 years
- **Nestlé exclusivity:**
  - Exclusive rights in medical nutrition
  - Co-exclusive rights in certain protein based beverages
- **Nestlé territories:**
  - North America, Europe, Latin America, ANZ, Japan
- **Product launch milestones**: Up to an aggregate of $6MM
- **Other revenue:**
  - Ingredient sales
  - Low to high single digit royalties on wholesale sales
- **Near-term hurdles:**
  - Technical feasibility, regulatory, market testing
  - Nestlé had an exit clause if technical feasibility was not achieved by the end of 2019. This clause has expired.

Long-term opportunity to grow the TRU NIAGEN business

(1) Supplement Nutrition Drinks category per Euromonitor, in wholesale dollars.
(2) Medical Nutrition category per Grand View Research, in wholesale dollars.

For more information about Nestlé Health Science and its businesses, visit www.nestlehealthscience.com.


TRU
NIAGEN
300mg
CELLULAR ENERGY & REPAIR
TRU
NIAGEN
300mg
CELLULAR ENERGY & REPAIR

Contact Info

Brianna Gerber

Vice President of FP&A and Investor Relations

T: +1.949.419.0288 ext. 127

BriannaG@chromadex.com

www.chromadex.com

Where to buy TRU NIAGEN®

www.truniagen.com

www.amazon.com